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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 14, 2002, in the Registration Statement (Amendment No. 1 to Form S-1) and related Prospectus of Movie Gallery, Inc. for the registration of 9,487,500 shares of its common stock.


                                       /s/ Ernst & Young LLP


Birmingham, Alabama
April 22, 2002